UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 18, 2023

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
London Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 18, 2023. Represented at the meeting were 451,393,567 shares, or 91.17%, of the Company’s 495,061,362 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

    1.    The Company’s stockholders elected the fourteen (14) director nominees named below to a one-year term expiring at the 2024 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Anthony K. Anderson	419,031,162	4,709,497	502,758	27,150,150
John Q. Doyle	418,487,121	5,398,636	357,660	27,150,150
Hafize Gaye Erkan	414,902,644	8,772,414	568,359	27,150,150
Oscar Fanjul	394,379,842	28,721,900	1,141,675	27,150,150
H. Edward Hanway	390,646,600	32,061,428	1,535,389	27,150,150
Judith Hartmann	422,625,745	1,209,108	408,564	27,150,150
Deborah C. Hopkins	411,517,984	12,321,106	404,327	27,150,150
Tamara Ingram	419,037,105	4,785,668	420,644	27,150,150
Jane H. Lute	421,408,794	2,422,556	412,067	27,150,150
Steven A. Mills	387,415,888	36,352,593	474,936	27,150,150
Bruce P. Nolop	391,761,670	32,049,809	431,938	27,150,150
Morton O. Schapiro	376,805,389	46,327,696	1,110,332	27,150,150
Lloyd M. Yates	413,066,728	10,737,425	439,264	27,150,150
Ray G. Young	422,536,139	1,265,545	441,733	27,150,150

    2.    The Company’s stockholders approved, by nonbinding vote, the compensation of the Company's named executive officers, as disclosed in the Company’s 2023 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
276,367,550	144,272,980	3,602,887	27,150,150

3.     The Company’s stockholders recommended, by nonbinding vote, that a stockholder vote to approve the compensation of the Company's named executive officers should occur every year, with the following vote:

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Number of Shares Voted 1 YEAR	Number of Shares Voted 2 YEARS	Number of Shares Voted 3 YEARS	Number of Shares Abstained	Broker Non-Votes
419,245,267	303,547	4,167,737	526,866	27,150,150

In accordance with the stockholders' recommendation, the Company has determined that an advisory vote on the compensation of the Company's named executive officers will be conducted every year, until the next advisory vote on the frequency of the advisory vote on the compensation of the Company's named executive officers.

    4.    The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
425,328,522	24,954,012	1,111,033	N/A

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel and Corporate Secretary

Date:    May 22, 2023

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